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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 29, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of January 1, 2004, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2004-RS1)


                   Residential Asset Mortgage Products, Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                              333-110437               41-1955181
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(State or Other Jurisdiction of    (Commission File         (I.R.S. Employer
Incorporation)                          Number)           Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 7.      Financial Statements Pro Forma Financial Information and Exhibits.
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               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

10.1 Pooling and Servicing Agreement, dated as of January 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                                PRODUCTS, INC.


                                            By:/s/ Michael Mead
                                            Name:  Michael Mead
                                            Title: Vice President

Dated: February 11, 2004